Securities, 424I - Securities, 424I: 1	Mar. 27, 2025 USD ($)
Securities, 424I Table
Security Class Title	ProShares VIXMid- TermFuturesETF ProShares UltraBloombergNaturalGas ProShares UltraShortBloombergNaturalGas ProShares UltraShortSilver ProShares UltraShortGold ProShares UltraEuro ProShares UltraShortEuro ProShares UltraYen ProShares UltraShortYen
Aggregate Sales Price	$ 3,985,366,458
Aggregate Redeemed or Repurchased, FY	3,964,630,741
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 20,735,717
Fee Rate	0.01531%
Amount of Registration Fee	$ 3,175
Fee Note	Fee Note ProShares Trust II (the “Trust”) is using $3,175 from the previous year’s general credit of $276,665. The Trust now has $273,490. The Trust will use the general credit to partially offset filing fees due under Rule 456(d) with regard to any of the Trust’s series as they become due.